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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C, 20549


                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):               February 3, 1995
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                           FINOVA CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)




         DELAWARE                       1-7543                        94-1278569
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(State or Other Jurisdiction          (Commission               (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)



1850 NORTH CENTRAL AVENUE, PHOENIX, ARIZONA                              85004
- --------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:                 602/207-6900
                                                   -----------------------------


                      GREYHOUND FINANCIAL CORPORATION
               DIAL CORPORATE CENTER, PHOENIX, ARIZONA  85077
- --------------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)
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Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits:

                      Exhibits                                    Title
                 -----------------         ---------------------------------------------------
                         1.1                Underwriting Agreement, dated February 3, 1995,
                                            between the Registrant and Salomon Brothers Inc

                         4.1                Officers' Certificate, dated February 10, 1995, without
                                            exhibit, pursuant to Section 2.02 of the Indenture, dated
                                            as of September 1, 1992, between the Registrant and The Chase
                                            Manhattan Bank, N.A., establishing the terms of the Registrant's
                                            8% Notes due February 1, 2000 (the "Notes").

                         4.2                Specimen certificate evidencing the Notes.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                           FINOVA Capital CORPORATION

                                  (Registrant)



Dated:  February 10, 1995 By: /s/  Bruno A. Marszowski
                             ----------------------------------------------
                             Bruno A. Marszowski, Senior Vice President,
                             Chief Financial Officer and Controller
                             Principal Financial Officer/Authorized Officer





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